UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 19, 2025

(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392

(Address of principal executive offices)

(515) 247-5111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PFG	Nasdaq Global Select Market

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company    ☐

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)       On May 19, 2025, Principal Financial Group, Inc. (the “Company”) named Joel Pitz Executive Vice President and Chief Financial Officer. Mr. Pitz, age 52, joined the Company in 1995 and most recently served as Senior Vice President and Interim Chief Financial Officer beginning in August 2024. Prior to that role, Mr. Pitz served as Senior Vice President and Controller from 2021 to August 2024, and as Vice President and Chief Financial Officer, Principal International from 2016 to 2021. Mr. Pitz has held other senior leadership roles since joining the Company.

In his role as Executive Vice President and Chief Financial Officer, Mr. Pitz will receive an annual base salary of $552,500 with a target annual incentive compensation of 200% of base salary and a long-term incentive target of $2,348,125 in the form of restricted stock units.

Mr. Pitz does not have any family relationship with any director or executive officer of the Company. There are no arrangements or understandings between Mr. Pitz and any other person pursuant to which he was named Executive Vice President and Chief Financial Officer. Kristine Pitz, Director – Accounting, is the spouse of Mr. Pitz and has been an employee of the Company since 1995. In 2024, she received $225,034 in base salary and bonuses. Her compensation is commensurate with that of her peers and was approved by the Human Resources Committee comprised solely of independent directors of the Company’s Board of Directors.

Item 7.01	Regulation FD Disclosure.

On May 20, 2025, the Company issued a news release announcing Mr. Pitz’s appointment as Executive Vice President and Chief Financial Officer. A copy of the news release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	New Release of the Company issued on May 20, 2025.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/ Christopher Agbe-Davies
Name:	Christopher Agbe-Davies
Title:	Vice President, Associate General Counsel and Assistant Secretary

Date: May 20, 2025